UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2022

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2022, the Board of Directors (the “Board”) of EMCOR Group, Inc. (the “Company”) approved and adopted the Second Amended and Restated By-Laws of EMCOR Group, Inc. (the “Second Amended and Restated By-Laws”), effective immediately. The following is a summary of the material changes effected by adoption of the Second Amended and Restated By-Laws:
•Article I, Section 1(a) (Certificates Representing Stock): This section was amended to clarify that the Company’s shares of stock may exist in either certificated or uncertificated form, and to permit any two authorized officers to sign stock certificates on behalf of the Company, including by facsimile signature.
•Article I, Section 6(b) (Place of Stockholder Meetings): This section was amended to permit stockholder meetings to be held solely by means of remote communication.
•Article I, Section 6(d) (Notice or Waiver of Notice of Stockholder Meetings): This section was amended to modify the provisions related to notice and adjournment procedures with respect to stockholder meetings, including to require notice of any stockholder meeting to specify, among other matters, the means of remote communication for such meeting, if any, to permit such notice to be provided by email or other electronic transmission, and to eliminate the requirement for a new meeting notice for an adjourned meeting so long as notice of the time, place (if any), and means of remote communication (if any), have been provided in accordance with the General Corporation Law of the State of Delaware.
•Article I, Section 6(e) (Stockholder List for Stockholder Meetings): This section was amended to modify the requirements related to the Company’s stockholder list in connection with a stockholder meeting, eliminating the requirement for the Company’s stockholder list to be available during the stockholder meeting, and providing that the Company’s stockholder list shall be made available for a period of ten days before the meeting on a reasonably accessible electronic network or during ordinary business hours at the Company’s principal place of business.
•Article I, Section 6(g) (Proxy Representation at Stockholder Meetings): This section was amended to provide that a stockholder may authorize a proxy by verifiable electronic transmission.
•Article II, Section 6(k) (Advance Notice for Stockholder Meetings): This section was amended to modify the requirements for stockholders providing advance notice of director nominations or business proposals to be included in the agenda of the Company’s annual meeting of stockholders, and to permit such notice by electronic transmission. As amended, among other things, this section requires the following:
–Any stockholder nominating individuals for election to the Board or proposing business to be included in the agenda of the Company’s annual meeting of stockholders must provide advanced written notice to the Secretary of the Company, either personally, by mail or by email or other electronic transmission, not earlier than 120 days nor later than 90 days prior to the anniversary date of the immediately preceding annual meeting, unless the annual meeting is called for a date that is more than 30 days before or 60 days after such anniversary date. Previously, such notice was required to be delivered personally or by mail not earlier than 90 days nor later than 60 days prior to the anniversary date of the immediately preceding annual meeting.
–In addition to the requirements previously specified in the Company’s by-laws, a stockholder’s notice of any nomination of an individual for election to the Board or proposal of business to be included in the agenda of the Company’s annual meeting of stockholders must include information about: (i) the class and number of shares of the Company which are beneficially owned by the stockholder; (ii) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Company or any Derivative Instrument (as defined in the Second Amended and Restated By-Laws) directly or indirectly owned beneficially or of record by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Company of the stockholder, (iii) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any securities of the Company, (iv) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (v) any performance-related fees (other than an asset-based fee) to which such stockholder is entitled based on any increase or decrease in the value of the shares of stock of the Company or Derivative Instruments, (vi) any other information relating to such stockholder, if any, required to be disclosed in a proxy statement or other filing pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission thereunder, (vii) a representation that the stockholder is a holder of record of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination (as applicable), (viii) a certification as to whether or not the stockholder has complied with certain applicable legal requirements, and (ix) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or elect the director nominee (as applicable).
–With respect to a stockholder’s notice of any nomination of an individual for election to the Board, in addition to the requirements previously specified in the Company’s by-laws, the notice must also state, as to each director nominee: (i) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning the nominating stockholder, or any of the nominating stockholder’s respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand, and (ii) a covenant to complete a questionnaire required of directors and officers within ten days of being provided one.
–Any stockholder nominating individuals for election to the Board must comply with new provisions of the Second Amended and Restated By-Laws relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) including (i) compliance with the Universal Proxy Rules, (ii) notice by such stockholder to the Company of failure to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act and (iii) provision by such stockholder, upon request by the Company, of reasonable evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.
•Article II, Section 2 (Qualifications and Number of Directors): This section was amended to provide that the Board shall consist of between five and twelve directors as fixed by resolution of a majority of the directors then in office.
•Article II, Section 4 (Chairman of the Board of Directors): This section describing the position and role of the Chairman of the Board was moved to Article II (Directors) from Article III (Officers).
•Article II, Section 5 (Lead Director): This section was added to memorialize the position and role of Lead Director in the Second Amended and Restated By-Laws, which was previously provided for in the Company’s corporate governance guidelines.
•Article II, Sections 6 and 9 (Director Meetings and Action in Writing): These sections were amended to permit meetings of the Board to be held by means of remote communication, allow notice of special meetings of the Board to be given by email or other electronic transmission, and permit written consent by the Board by electronic transmission.
•Article II, Section 10(a) (Proxy Access): This section was amended to clarify that the Company will not be required to include in its proxy materials any successor, substitute or replacement director nominee by a stockholder if the notice requirements set out in Article II, Section 10 of the Second Amended and Restated By-Laws are not met.
•Article II, Section 10(k) (Rule 14a-19): This section was added to clarify that to the extent the Universal Proxy Rules apply and require treatment inconsistent with Article II, Section 10 of the Second Amended and Restated By-Laws, then the applicable inconsistent provisions of Article II, Section 10 will not apply, but that for an eligible stockholder’s notice of proxy access nomination to be considered timely, Article II, Section 10 of the Second Amended and Restated By-Laws may require notice to be delivered to the Company prior to the applicable dates set forth in the Universal Proxy Rules.
•Article III, Section 2 (Removal of Officers): This section was amended to allow for any officer to be removed for cause or without cause by the chief executive officer. Previously, an officer could be removed for cause or without cause only by the Board.
The Second Amended and Restated By-Laws also incorporate various other technical, clarifying and conforming changes.
The foregoing summary of the Second Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated By-Laws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item. 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated By-Laws of EMCOR Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Dated: October 26, 2022	By:	/s/ ANTHONY J. GUZZI
Anthony J. Guzzi
Chairman, President and
Chief Executive Officer